UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 2, 2004
Date of Report (Date of earliest event reported)

APPLERA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-4389	06-1534213
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 Merritt 7
Norwalk, Connecticut 06851
(Address of Principal Executive Offices, Including Zip Code)

(203) 840-2000
(Registrant’s telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     The following exhibits are filed with this Report:

Exhibit No.	Description

99	Formal Notice of Blackout Period Under the Axys Pharmaceuticals 401(k) Plan dated June 8, 2004

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

     On June 2, 2004, Applera Corporation received a notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 regarding a blackout period under the Axys Pharmaceuticals 401(k) Plan. As required by Section 306 of the Sarbanes-Oxley Act and Rule 104 of the Securities and Exchange Commission’s Regulation BTR, Applera Corporation has sent a formal notice of blackout period to its executive officers and directors, a copy of which is furnished as Exhibit 99 to this report and which is incorporated herein by reference. During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written inquiry to the Secretary of Applera Corporation at 301 Merritt 7, Norwalk, CT 06851-1070.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLERA CORPORATION

By:	/s/ William B. Sawch
William B. Sawch
Senior Vice President and
General Counsel

Dated: June 8, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99	Formal Notice of Blackout Period Under the Axys Pharmaceuticals 401(k) Plan dated June 8, 2004